UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377

(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01                                           Entry into a Material Definitive Agreement

Indenture

On November 14, 2017, ITC Holdings Corp. (the “Company”) entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to the Indenture, dated as of April 18, 2013 (the “Base Indenture” and, as amended and supplemented by the Fourth Supplemental Indenture, the “Indenture”), between the Company and the Trustee, under which the Company issued $500.0 million aggregate principal amount of its 2.700% senior unsecured notes due 2022 (the “2022 Notes”) and $500.0 million aggregate principal amount of its 3.350% senior unsecured notes due 2027 (the “2027 Notes” and, together with the 2022 Notes, the “notes”).

The notes are the Company’s direct, senior unsecured obligations and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness and senior in right of payment to all of the Company’s future subordinated debt.  The notes will be effectively subordinated to any of the Company’s future secured debt to the extent of the value of the assets securing such debt.  In addition, the notes will be structurally subordinated to all existing and future indebtedness and other obligations of the Company’s subsidiaries. There is no sinking fund for the notes.

The notes are redeemable, at the Company’s option, in whole at any time or in part from time to time, in the case of the 2022 Notes, at any time prior to October 15, 2022, and, in the case of the 2027 notes, at any time prior to August 15, 2027 (each such date being referred to herein as the “par call date”), in each case by paying the applicable Make-Whole Price.  The “Make-Whole Price” is an amount equal to the greater of (i) 100% of the principal amount of the notes being redeemed and (ii) as determined by an independent investment banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon assuming the notes matured on the applicable par call date (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of (x) 12.5 basis points (in the case of the 2022 notes) or 20 basis points (in the case of the 2027 notes) plus (y) the adjusted treasury rate on the third business day prior to the redemption date, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.  Commencing on the applicable par call date, the notes may be redeemed, at the Company’s option, in whole at any time or in part from time to time, in each case at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The notes were offered in the United States only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.  The 2022 Notes bear interest at 2.700% per annum and mature on November 15, 2022 and the 2027 Notes bear interest at 3.350% per annum and mature on November 15, 2027. Interest on the notes is payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2018, to the persons in whose names the 2022 Notes and the 2027 Notes, respectively, are registered at the close of business on the preceding May 1 and November 1, as the case may be, immediately preceding each such interest payment date.

The Indenture contains restrictive covenants that limit, among other things, the ability of the Company and its subsidiaries to create liens on certain assets to secure debt, enter into sale and lease-back transactions and consolidate, merge, sell or lease their properties and assets substantially as an entirety.  The Indenture also contains customary events of default, including upon the failure to make timely payments on the notes, the failure to satisfy certain covenants and specified events of bankruptcy, insolvency and reorganization.

The foregoing summary is qualified in its entirety by reference to the Base Indenture, the Fourth Supplemental Indenture, the form of the 2022 Notes and the form of the 2027 Notes, a copy of each of which is filed or incorporated by reference hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and is incorporated herein by reference.

Registration Rights Agreement

On November 14, 2017, in connection with the offering of the notes, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) among the company and the representatives of the initial purchasers named therein (collectively, the “Initial Purchasers”).  Pursuant to the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) and cause to become effective a registration statement with respect to a registered exchange offer to exchange each series of notes for an issue of notes having terms substantially identical to the applicable series of notes (except for provisions relating to the transfer restrictions and payment of additional interest) as part of an offer to exchange such registered notes for the notes (the “Exchange Offer”).  The Company has also agreed to file a shelf registration statement to cover resales of the notes under certain circumstances.  The Company is expected to have the registration statement relating to the Exchange Offer declared effective by the SEC on or prior to 365 days after the date of issuance of the notes, or, to the extent a shelf registration statement is required to be filed, to have such shelf registration statement declared effective by the SEC on or prior to the 90th day following the date such shelf registration statement was filed.  If this obligation is not satisfied, the annual interest rate on the notes will increase by 25 basis points for the first 90 days commencing on the day following the registration default, and by an additional 25 basis points per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 100 basis points per annum thereafter until the earliest of the Exchange Offer being completed or the shelf registration statement, if required, becoming effective.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.5 hereto.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

The disclosures set forth in Item 1.01 pertaining to the notes are incorporated by reference herein.

Item 8.01                                           Other Events

6.050% Senior Notes Due 2018

On November 14, 2017, the Company notified The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee (the “2003 Trustee”) under the indenture, dated as of July 16, 2003 (the “2003 Base Indenture”), among the Company and the 2003 Trustee, as amended and supplemented by the Third Supplemental Indenture, dated as of January 24, 2008 (the “Third Supplemental Indenture” and, together with the 2003 Base Indenture, the “2003 Indenture”), governing the Company’s 6.050% Senior Notes Due 2018 (“2018 Notes”), that the Company will redeem all of the issued and outstanding 2018 Notes on December 14, 2017, at a redemption price equal to the make-whole redemption amount, plus accrued and unpaid interest on the redeemed 2018 Notes to, but excluding, December 14, 2017.  The redemption will be funded with the net proceeds of the offering of the notes, which closed on November 14, 2017.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of April 18, 2013, between the Company and the Trustee (incorporated by reference from Exhibit 4.33 to the Company’s Registration Statement on Form S-3 filed on April 18, 2013)
4.2	Fourth Supplemental Indenture, dated as of November 14, 2017 between the Company and the Trustee
4.3	Form of 2.700% Notes due 2022 (included in Exhibit 4.2 hereto)
4.4	Form of 3.350% Notes due 2027 (included in Exhibit 4.2 hereto)
4.5	Registration Rights Agreement, dated November 14, 2017 between the Company and the Initial Purchasers

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of April 18, 2013, between the Company and the Trustee (incorporated by reference from Exhibit 4.33 to the Company’s Registration Statement on Form S-3 filed on April 18, 2013)
4.2	Fourth Supplemental Indenture, dated as of November 14, 2017 between the Company and the Trustee
4.3	Form of 2.700% Notes due 2022 (included in Exhibit 4.2 hereto)
4.4	Form of 3.350% Notes due 2027 (included in Exhibit 4.2 hereto)
4.5	Registration Rights Agreement, dated November 14, 2017 between the Company and the Initial Purchasers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

Date: November 14, 2017	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Senior Vice President and General Counsel